SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8K

                            CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                 MULTINET INTERNATIONAL CORPORATION, INC.

        Nevada                                             88-0441388
(State of Incorporation)(Commission File Number) (I.R.S. Employer I.D. Number)


8100 West Sahara Ave., Suite 200, Las Vegas NV             89102
(Address of Principal Executive Offices)                 (Zip Code)

Registrants Telephone Number, including area code:     (702) 966-0600


                                  AND


                          NIKKY D CORPORATION

        Arizona                                      86-0772226
(State of Incorporation)                    (I.R.S. Employer I.D. Number)

8100 West Sahara Ave, Suite 200, Las Vegas, NV           89118
    (Address of Current Principal Offices)             (Zip Code)

Registrant's Telephone Number, Including Area Code:    (702) 966-0600


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  PROPOSED  ACQUISITION  WITH NIKKY
D. CORPORATION

On July 1st 2000, MULTINET INTERNATIONAL CORPORATION (The Company) entered into an Acquisition Agreement with NIKKY D. CORPORATION. Pursuant to the Agreement,upon consummation of the Acquisition, NIKKY D. CORPORATION will become a Wholly-Owned Subsidiary of the MULTINET.(See attached Acquisition Agreement)

Pursuant to the Acquisition Agreement, at the effective time of the Merger ("July 1st 2000"), each share of the NIKKY D. CORPORATION Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive, and will be exchangeable for one (1) share of the Company's Common Stock. Based on 2,000,000 of NIKKY D. CORPORATION common stock outstanding at June 30th 2000 the Company will issue 2,000,000 shares of its authorized but unissued stock in the Acquisition Merger which will represent 45.14 % of the total shares of Common Stock to be outstanding immediately following the Acquisition.

Consummation of the Acquisition Merger is subject to the satisfaction of a number of conditions, including the approval of the Acquisition Merger by the shareholders of NIKKY D. CORPORATION and the Company. in connection with the execution of the Acquisition Agreement, holders of NIKKY D. CORPORATION common stock owning in excess of 51% of NIKKY D. CORPORATION outstanding common stock entered into an agreement to vote their shares in favor of the Acquisition. On the same date, shareholders of the Multinet International Corporation, Inc., holding in excess of 51% of the Company's common stock entered into a voting agreement to vote their shares in favor of the Acquisition.

The Company believes that the Acquisition will create a combined  entity that
should  help  the  Company's  achieve  the   strategic  goals  which  it  has
established.

ITEM 2. ACQUISITION OF ASSETS

MULTINET INTERNATIONAL, in acquiring NIKKY D CORPORATION, will be acquiring a Company that provides management services to an Auto Service Station. (See attached contract)

MULTINET'S objective is to become a leading provider of Auto Station Management to Auto Service Stations, Auto Dealerships and any other online management that will assist in the economic operation of these special services and marketing companies, establishing a niche, providing high quality management. Creating high standards of service to the public and customer involved in the everyday service and at the same time developing loyalty in the company service and marketing department. The Company's strategy is to acquire enough management contacts where by it will be economical to control all inventories and sales through a central internet accounting system. Providing the Auto Service and Auto Dealership operations with an instant read out to their daily operations.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Multinet has recently change accountants. This switch was due to the unavailability of its previous accountant (Kurt. D. Saliger.) Mr. Saliger has signed a consent indicating that the change in accountants was amicable. (See attached exhibit) Multinet's current accountant is Kyle Tingle, C.P.A.




ITEM 7.  EXHIBITS


2.1                   Plan of Acquisition.

3.1 Articles of Incorporation (Multinet). Incorporated by Reference in Company's 10SBG filed on 1/25/2000.

3.2                   By Laws (Multinet). Incorporated by Reference in
                      Company's 10SB12G filed on 1/25/2000.

3.3                   Articles of Incorporation (Nikky D.)

3.4                   By Laws (Nikky D.)

16.1                  Letter on change in certifying accountant.

27.1                  Nikky D. Management Agreement.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MULTINET INTERNATIONAL, INC.
                                    /s/
                                    Sherri Kresser
                                    Secretary.


MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL REPORTS
JUNE 30, 2000
DECEMBER 31, 1999
DECEMBER 31, 1998

MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
CONTENTS

INDEPENDENT AUDITOR'S REPORT ON THE
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . .  . . . .1

FINANCIAL STATEMENTS
Balance Sheets . . . . . . . . . . . . . . . . . . . . . . ..2

Statements of Income. . . . . . . . . . . . . . . . . . . . .3

Statements of Stockholders' Equity . . . . . . . . . . . . . 4

Statements of Cash Flows . . . . . . . . . . . . . . . . . . 5-6

Notes to Financial Statements . . . . . . . . . . . . . . . .7-9



Independent Auditor's Report

To the Board of Directors
Multinet International Corporation, Inc.
Las Vegas, Nevada

     I have  audited the  accompanying balance sheet of Multinet International
Corporation, Inc. ( a development stage company ) as of June 30,  2000 and the related statements of income, stockholders' equity, and cash flows for the six months then ended.  I have also audited the accompanying balance  sheets as of
December 31, 1999 and 1998 and the related statements of income, stockholders'
equity, and cash flows for the years then ended.    These financial statements
are the responsibility of the Company's management.    My responsibility is to
express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards.
Those standards require that I plan and perform the audit to obtain reasonable assurance  about  whether  the  financial  statements  are  free  of  material
misstatement.    An  audit  includes  examining,  on a  test  basis,  evidence
supporting the amounts and disclosures in the financial statements.   An audit
also  includes  assessing  the  accounting  principles  used  and  significant estimated  made  by  management,  as  well as evaluating the overall financial
statement  presentation.   I believe that my audit provides a reasonable basis
for my opinion.

 In my opinion,  the financial statements referred to above present fairly, in all  material  respects  the  financial  position  of  Multinet  International
Corporation, Inc. ( A Development Stage Company ) as of June 30,  2000 and the
results of  its operations  and cash  flows for the six months then ended,  in
conformity  with  generally  accepted  accounting  principles.   The financial
statements referred  to above present fairly,  in all  material respects,  the financial position of Multinet International Corporation, Inc. ( A Development
Stage Company ) as  of  December  31,  1999  and  1998  and the results of its operations and cash flows for each of the years then ended, in conformity with generally accepted accounting principles.

    The accompanying financial statements have been prepared assuming that the
Company  will  continue  as  a  going concern.   As discussed in Note 4 to the
financial  statements,  the  Company has  not been  generating revenue and has suffered recurring losses from operations which raises substantial doubt about its ability  to  continue as a going concern.  Managements' plans in regard to
these matters are also described in Note 4.    The financial statements do not
include any adjustments that might result from the outcome of this uncertainty.

/s/
Kyle L. Tingle
Certified Public Accountant

July 6, 2000



MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
June 30, 2000 and December 31, 1999 and 1998

                                   June 30,      December 31,    December 31,
                                   2000          1999            1998
                                   --------      ------------    ------------
ASSETS

CURRENT ASSETS

Cash                               $3,681        $167            $1,650

Accounts receivable                0             0               0
                                   ------        -----           -------
Total current assets               $3,681        $167            $1,650
                                   ======        =====           =======
Total assets                       $3,681        $167            $1,650
                                   ======        =====           =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and
accrued expenses (Note 3)          $650          $220            $220
                                   -----         -----           -----
Total current liabilities          $650          $220            $220
                                   =====         =====           =====

STOCKHOLDERS' EQUITY

Common stock: $.001 par value;
authorized 25,000,000 shares;
issued and outstanding

2,425 shares at December 31, 1998  $             $               $2

2,425,500 shares at
December 31, 1999;                               2,426

2,431,000 shares at June 30, 2000; 2,431

Additional Paid In Capital         5,994         499             2,423

Accumulated deficit during
development stage                  (5,394)       (2,978)         (995)
                                   -------       -------         ------
Total Stockholders' Equity         $3,031        $(53)           $1,430
                                   =======       =======         ======
Total Liabilities and
Stockholders' Equity               $3,681        $167            $1,650
                                   =======       =======         ======

See accompanying Notes to Financial Statements.



MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF INCOME
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998

                                                               May 17, 1996
                                                               (inception) to
                   June 30,     December 31,   December 31,    June 30,
                   2000         1999           1998            2000
                   --------     ------------   ------------    --------------

Revenues (Note 4)  $0           $0             $0              $0

Cost of Revenue    0            0              0               0
                   ---          ---            ---             ---
Gross Profit       $0           $0             $0              $0

Operating,general
and administrative
expenses           2,416        1,983          630             5,394
                   ------       ------         -----           ------
Operating (loss)   $(2,416)     $(1,983)       $(630)          $(5,394)

Non-operating
income (expense)   0            0              0               0
                   --------     ---------      --------        ---------
Net (loss)         $(2,416)     $(1,983)       $(630)          $(5,394)
                   ========     =========      ========        =========
Net (loss) per
share (Note 2)     $(0.0010)    $(0.0022)      $(0.2778)       $(0.0104)
                   =========    ==========     =========       =========
Average Number of
Shares of Common
Stock Outstanding  2,429,104    918,393        2,268           517,823
                   =========    =======        =====           =======

See accompanying Notes to Financial Statements.



< MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF STOCKHOLDERS EQUITY
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998
[CAPTION]

                                                                   Accumulated
                                                                   (Deficit)
                                                      Additional   During
                                   Common Stock       Paid-In      Development
                                Shares     Amount     Capital      Stage
                                -------    ------     ----------   -----------
Sale of 2,000, shares
May 17, 1996                    2,000      $2         $1,998       $0

Net (loss),
December 31, 1996                                                  (280)
                                ------     -----      --------     -----
Balance at
December 31, 1996               2,000      $2         $1,998       $(280)

Net (loss)
December 31, 1997                                                  (85)
                                ------     -----      --------     ------
Balance at
December 31, 1997               2,000      $2         $1,998       $(365)

Director Compensation           425        0          425

Net (loss)
December 31, 1998                                                  (360)
                                ------     -----      --------     ------
Balance at
December 31, 1998               2,425      $2         $2,423       $(995)

August 15, 1999,
thousand for one
stock split                     2,422,575  2,423      (2,423)

Sale of stock,
December 16,1999                500        1          499

Net (loss)
December 31, 1999                                                  (1,983)
                                --------   -----      --------     --------
Balance at
December 31, 1999               2,425,500  $2,426     $499         $(2,978)

Sale of stock
March 9, 2000                   500        0          500

Sale of Stock
March 31, 2000                  5,000      5          4,995

Net (loss)
June 30, 2000                                                      (2,416)
                                --------   -------    --------     ---------
Balance at
June 30, 2000                   2,431,000  $2,431     $5,994       $(5,394)
                                =========  =======    ========     =========

See accompanying Notes to Financial Statements.



MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998
[CAPTION]


                                                               May 17, 1996
                                                               (inception) to
                     June 30,    December 31,    December 31,  June 30,
                     2000        1999            1998          2000
                     --------    ------------    ------------  --------------

Cash Flows from
Operating Activities

Cash received
from customers        $0         $0              $0            $0

Cash paid to
suppliers and vendors (1,986)    (1,983)         (350)         (4,319)
                      -------    -------         -----         -------
Net cash (used in)
operating activities  $(1,986)   $(1,983)        $(350)        $(4,319)
                      --------   --------        ------        --------
Cash Flows from
Investing Activities

Capital expenditures  $0         $0              $0            $0

Issuance of
Common Stock          5,500      500             0             8,000
                      --------   ----------      -------       ----------
Net Cash provided
by
investing activities  $5,000     $500            $0            $8,000
                      --------   -----------     -------       -----------

Cash Flows from
Financing Activities

Proceeds from
notes payable         $0         $0              $0            $0

Principal payments
on notes payable      0          0               0             0
                      -----      -----           ------        -----
Net cash (used in)
financing activities  $0         $0              $0            $0
                      -----      -----           -------       -----
Net increase
(decrease)
in cash and
cash equivalents      $3,514     $(1,483)        $(350)        $3,681

Cash and cash
equivalents at
beginning of year     167        1,650           2,000         0
                      -------    ---------       -------       -------
cash and cash
eqivalents at
end of year           $3,681     $167            $1,650        $3,681
                      =======    =========       =======       =======

See accompanying Notes to Financial Statements.



MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998
[CAPTION]


                                                                May 17, 1996
                                                                (inception) to
                       June 30,   December 31,   December 31,   June 30,
                       2000       1999           1998           2000
                       --------   ------------   ------------   --------------

Reconciliation of
Net Loss to Net Cash
(Used In)
Operating Activities

Net (loss)             $(2,416)   $(1,983)       $(630)         $(5,394)

Adjustments to
reconcile net (loss)
to cash (used in)
operating activities:

Director Stock
Compensation           0          0              425            425

Change in assets
and liabilities

(Increase) decrease
in accounts receivable 0          0              0              0

Increase (decrease)
in accounts payable    430        0              (145)          650
                       -----      ------         -------        ------
Net cash (used in)
operating activities   $(1,986)   $(1,983)       $(350)         $(4,319)
                       ========   ========       =======        ========

Supplemental schedule
of non-cash
investing and financing
activities

Issue common stock
to directors           $0         $0             $425           $425
                       =======    =======        =======        =======

See accompanying Notes to Financial Statements.



MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 December 31, 1999 and 1998

Note 1. Nature of Business and Significant Accounting Policies

Nature of Business:

Multinet International Corporation, Inc. ("the Company") was organized May 17, 1996 under the laws of the State of Nevada. The Company was formed to provide experienced management to companies through management to companies through management contracts or through merger or acquisition. The Company currently has no operations and, in accordance with Statement of Financial Accounting
Standard ( SFAS ) No. 7, "Accounting and Reporting by Development Stage Enterprises," is considered a development stage company.

A  summary  of  the  Company's  significant accounting policies is as follows:

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

For the Statements of Cash Flows, all highly liquid investments with maturity of three months of less are considered to be cash equivalents. There were no cash equivalents as of June 30, 2000, December 31, 1999, and December 31, 1998.

Income Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable
temporary differences.   Temporary differences are the differences between the
reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets
will not be realized.    Deferred  tax assets and liabilities are adjusted for
the  effect  of  changes  in  tax laws  and  rates  on  the date of enactment.


Due to the inherent uncertainty in forecasts of future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets at June 30, 2000, December 31, 1999 and 1998.


MULTINET INTERNATIONAL CORPORATION, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 December 31, 1999 and 1998

Note 2.  Stockholders' Equity

Common Stock

The authorized common stock of the Company consists of 25,000,000 shares with par value of $0.001. On May 17, 1996, the Company authorized and issued 2,000 shares for $2,000. On May 15, 1998 the Company issued 425 shares, valued at $1.00 per share to directors for services rendered. On August 15, 2000, the Company's shareholders approved a thousand for one stock split of the existing shares. In December 1999, the Company issued 500 shares at $1.00 per share. In March 2000, the Company issued 5,500 shares at $ 1.00 per share.

The Company has not authorized any preferred stock.

Net loss per common share

Net loss per share is calculated in accordance with SFAS No. 128, "Earnings Per Share." The weighted - average number of shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 2,429,104 during 2000, 918,393 during 1999, 2,268during 1998, and 517,823 since inception. As of June 30, 2000 and December 31, 1999, and 1998, the Company had no dilutitive potential common shares.

Note 3.  Related Party Transactions

During the formation and development of the Company, Shogun ("Shogun") Investment Group, Ltd. A related party through common ownership and management,
paid for certain filings and  expenses.   Included  in  accounts  payable  and
accrued liabilities as of the end of June 30, 2000, December 31, 1999 and 1998, the Company owed Shogun $305, $220, and $220, respectively, related to these advances. On June 15, 2000, the Company signed a definitive agreement to be acquired by Multinet International, Inc., a Company related through common ownership.

Note 4.  Going Concern

The  Company's  financial statements are prepared in accordance with generally
accepted  accounting  principles  applicable  to  a  going  concern.      This
contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company has no operations or
source  of  revenue.    On  June  15,  2000,  the  Company signed a definitive
agreement to  acquire  Nikky D. Corporation, effective July 1, 2000.  Nikky D.
Corporation, through a management contract with a Company affiliated through common ownership and management, manages a convenience store in the Phoenix, Arizona area. Revenues are provided for by a management agreement with the convenience store. The business plan contemplates a private placement or merger with a larger operating enterprise to increase its revenue base. Without the realization of additional capital through a merger of sale of securities, it would be unlikely for the Company to continue as a going concern.

NIKKY D. CORPORATION
FINANCIAL REPORTS
JUNE 30, 2000
DECEMBER 31, 1999
DECEMBER 31, 1998

NIKKY D. CORPORATION
CONTENTS

INDEPENDENT AUDITOR'S REPORT ON THE
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . .  . . . .1

FINANCIAL STATEMENTS
Balance Sheets . . . . . . . . . . . . . . . . . . . . . . ..2

Statements of Income. . . . . . . . . . . . . . . . . . . . .3

Statements of retained Earnings (Deficit). . . . . . . . . . 3

Statements of Cash Flows . . . . . . . . . . . . . . . . . . 4-5

Notes to Financial Statements . . . . . . . . . . . . . . . .6-8



Independent Auditor's Report

To the Board of Directors
NIKKY D. CORPORATION
Las Vegas, Nevada

 I have  audited the  accompanying balance sheet of NIKKY D. Corporation, Inc.
as  of June 30,  2000 and the related statements of income, retained earnings, and  cash  flows  for  the  six  months  then  ended.  I have also audited the accompanying balance  sheets as of December 31,  1999 and 1998 and the related statements of  income,  retained earnings ( deficit ),  and cash flows for the
years  then ended.    These financial statements are the responsibility of the
Company's  management.     My responsibility is to express an opinion on these
financial  statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards.
Those standards require that I plan and perform the audit to obtain reasonable assurance  about  whether  the  financial  statements  are  free  of  material
misstatement.    An  audit  includes  examining,  on a  test  basis,  evidence
supporting the amounts and disclosures in the financial statements.   An audit
also  includes  assessing  the  accounting  principles  used  and  significant estimated  made  by  management,  as  well as evaluating the overall financial
statement  presentation.   I believe that my audit provides a reasonable basis
for my opinion.

 In my opinion,  the financial statements referred to above present fairly, in all  material  respects  the  financial  position  of  NIKKY  D.  Corporation, as of June  30,  2000 and  the results of  its operations  and cash  flows for
the   six  months  then  ended,   in  conformity   with   generally   accepted
accounting  principles.    The financial statements referred  to above present
fairly,   in  all  material respects,  the  financial  position  of  NIKKY  D.
CORPORATION  as  of  December  31,  1999  and  1998  and  the  results  of its operations and cash flows for each of the years then ended, in conformity with generally accepted accounting principles.


/s/
Kyle L. Tingle
Certified Public Accountant

July 10, 2000



NIKKY D. CORPORATION
BALANCE SHEETS
June 30, 2000 and December 31, 1999 and 1998

                                   June 30,      December 31,    December 31,
                                   2000          1999            1998
                                   --------      ------------    ------------
ASSETS

CURRENT ASSETS

Cash                               $996          $2,117          $3,856

Prepaid Expenses                   1,159         159             0
                                   ------        -----           -------
Total current assets               $2,155        $2,276          $3,856
                                   ======        =====           =======
Total assets                       $2,155        $2,276          $3,856
                                   ======        =====           =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and
accrued expenses                   $730          $480            $0

Federal and state income tax
payable                            0             0               676
                                   -----         -----           -----
Total current liabilities          $730          $480            $676

Long Term debt                     0             0               0
                                   -----         -----           -----
Total liabilities                  $730          $480            $676
                                   =====         =====           =====

STOCKHOLDERS' EQUITY

Common stock: $.001 par value;
authorized 50,000,000 shares;
issued and outstanding
2,000,000                          $2,000        $2,000          $2,000

Retained earnings (deficit)        (575)         (204)           1,180
                                   -------       -------         ------
Total Stockholders' Equity         $1,425        $1,796          $3,180
                                   =======       =======         ======
Total Liabilities and
Stockholders' Equity               $2,155        $2,276          $3,856
                                   =======       =======         ======

See accompanying Notes to Financial Statements.



NIKKY D. CORPORATION
STATEMENTS OF INCOME
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998



                   June 30,     December 31,   December 31,
                   2000         1999           1998
                   --------     ------------   ------------

Revenues (Note 3)  $75,762      $133,394       $78,000

Operating,general
and administrative
expenses

Salaries and
payroll taxes
(Note 3)           $59,027      $88,083        $0

Management fees    10,650       25,692         51,179

Other operating
expenses           6,456        21,003         29,093
                   ------       ------         -----
Operating,
general and
administrative
expenses           $76,133      $134,778       $80,272
                   --------     --------       -------

Operating (loss)   $(371)       $(1,384)       $(2,272)

Non-operating
income (expense)
Interest expense   0            0              0
                   --------     ---------      --------
Net (loss)
before income
taxes              $(371)       $(1,384)       $(2,272)

Federal and state
income taxes       0            0              676
                   --------     ---------      ---------
Net (loss)         $(371)       $(1,384)       $(2,948)
                   ========     =========      =========

Net (loss) per
share (Note 2)     $(0.0002)    $(0.0007)      $(0.0015)
                   =========    ==========     =========
Average Number of
Shares of Common
Stock Outstanding  2,000,000    2,000,000      2,000,000
                   =========    =========      =========

See accompanying Notes to Financial Statements.



NIKKY D. CORPORATION
STATEMENTS OF RETAINED EARNINGS (DEFICIT)
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998

                                June 30,   December 31,   December 31,
                                2000       1999           1998
                                -------    ------------   ----------

Balance, beginning              $(204)     $1,180         $4,128

Deduct net (loss)               (371)      (1,384)        (2,948)
                                --------   -------        ---------
Balance, ending                 $(575)     $(204)         $1,180
                                =========  =======        =========

See accompanying Notes to Financial Statements.


NIKKY D. CORPORATION
STATEMENTS OF CASH FLOWS
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998

                                 June 30,    December 31,    December 31,
                                 2000        1999            1998
                                 --------    ------------    ------------

Cash Flows from
Operating Activities

Cash received
from customers                   $75,762    $133,394       $78,000

Cash paid to
suppliers and vendors            (76,883)   (135,133)      (81,263)
                                 -------    ---------      -------
Net cash (used in)
operating activities             $(1,121)   $(1,739)       $(3,263)
                                 --------   --------       --------
Cash Flows from
Investing Activities

Capital expenditures             $0         $0              $0

Issuance of
Common Stock                     0          0               0
                                 --------   ----------      -------
Net Cash (used in)
investing activities             $0         $0              $0
                                 --------   -----------     -------

Cash Flows from
Financing Activities

Proceeds from
notes payable                    $0         $0              $0

Principal payments
on notes payable                 0          0               0
                                 -----      -----           ------
Net cash (used in)
financing activities             $0         $0              $0
                                 -----      -----           -------
Net (decrease)
in cash and
cash equivalents                 $(1,121)   $(1,739)        $(3,263)

Cash and cash
equivalents at
beginning of year                2,117      3,856           7,119
                                 -------    ---------       -------
Cash and cash
eqivalents at
end of year                      $996       $2,117          $3,856
                                 =======    =========       =======

See accompanying Notes to Financial Statements.


NIKKY D. CORPORATION
STATEMENTS OF CASH FLOWS
Six months ended June 30, 2000
And Years ended December 31, 1999 and 1998

                                     June 30,   December 31,   December 31,
                                     2000       1999           1998
                                     --------   ------------   ------------

Reconciliation of
Net Loss to Net Cash
(Used In)
Operating Activities

Net (loss)                           $(371)     $(1,384)       $(2,948)

Adjustments to
reconcile net (loss)
to cash (used in)
operating activities:

Change in assets
and liabilities

(Increase) decrease
in accounts receivable               $(1,000)   $(159)         0

Increase (decrease)
in accounts payable                  250        196            (315)
                                     -----      ------         -------
Net cash (used in)
operating activities                 $(1,121)   $(1,739)       $(3,263)
                                     ========   ========       ========

See accompanying Notes to Financial Statements.



NIKKY D. CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 December 31, 1999 and 1998

Note 1. Nature of Business and Significant Accounting Policies

Nature of Business:

     The Company's operations are principally in the business of providing management services to other businesses, primarily in Sun City, Arizona. In 1999, the Company began provided payroll services in addition to the management services.

A  summary  of  the  Company's  significant accounting policies is as follows:

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

For the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months of less are considered to be cash equivalents. There were no cash equivalents as of June 30, 2000, December 31, 1999, and December 31, 1998.

Revenue Recognition

   The Company reports income and expenses on the accural method of accounting whereby income is recorded when it is earned and expenses are recorded when they are incurred.

Deferred Income Taxes

     The Company records income and computes certain deductions for income tax purposes on a basis different from that used for financial reporting. For income tax purposes the Company prepares it's income tax returns on the cash method of accounting under which revenues are recognized when received and costs are recognized when they are paid. Accordingly, the deferred income taxes related to the timing difference have been recorded

Due to the inherent uncertainty in forecasts of future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets at June 30, 2000, December 31, 1999 and 1998.


NIKKY D. CORPORATION
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 December 31, 1999 and 1998

Note 2.  Stockholders' Equity

Common Stock

     The Secretary of State in Arizona has given the Company the authority to issue 50,000,000 shares of $0.001 par value common stock. On June 17, 1994, the Company issued 2,000,000 shares of $0.001 par value common stock to its shareholders for $2,000.


The Company has not authorized any preferred stock.

Net loss per common share

Net loss per share is calculated in accordance with SFAS No. 128, "Earnings Per Share." The weighted - average number of shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 2,000,000 during 2000, 1999, and 1998. The Company had no dilutitive potential common shares at June 30, 2000 and at December 31, 1999 and 1998.

Note 3.  Related Parties and Major Customer

The Company has an agreement with Fernando's Mobil Service, a company affiliated through common ownership, to provided managerial and payroll services. The
minimum monthly management fee  required  is  $8,200.   Included in revenue at
June 30, 2000, December 31, 1999 and 1998 is $75,762,  $133,394,  and $78,000,
respectively, related to these afreements.

Included in general and administarative expenses for th six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 are salaries and management fees paid to the officer-stockholders of the Company totaling $23,650, $64,692, and $51,179, respectively.

Subsequent to the balance sheet dates, the Company entered into an agreement with Multinet Inernational, Inc., a company affiliated through common ownership to be acquired by Multinet International, Inc. There were no related party transactions with Multinet International, Inc. during the audit periods.

Note 4.  Income Tax Matters

The provision for the income tax expense at June 30, 2000 and at December 31, 1999 and 1998 is as follows:

                               June 30,     December 31,     December 31,
                               2000         1999             1998
                               ---------    ------------     ------------

Federal income taxes
payable                        $0           $0               $441

State income taxes payable     0            0                235
                               ---------    -------------    -------------
Federal and State Income
Tax  Expense                   $0           $0               $676
                               ==========   ==============   ==============

Note 5.  Concentration of Risk

Predominatly all of the Company's revenues are generated through a management agreement with Fernando's Mobile Station, a company affiliated through common ownership.

Note 6.  Subsequent Events

     On June 15, 2000, the Company signed a definitive agreement with Multinet International, Inc., a company affiliated through common ownership. This agreement, effective July 1, 2000, allows the Company to be acquired by Multinet International, Inc.

 Multinet International, Inc., in conformity with the requirements established by the Securities and Exchange Commission, has filed a Form 15C2-11. The business plan encompasses the operations of Nikky D. Corporation, together with a private placement or business merger of a larger operating enterprise, to ultimately increase its volume and revenue base.